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EXHIBIT 10.1


                            NEON COMMUNICATIONS, INC.
                        2003 DIRECTORS' STOCK OPTION PLAN

         Section 1. PURPOSE. The purpose of NEON Communications, Inc. 2003 Directors' Stock Option Plan (as amended from time to time, the "Plan") is to promote the interests of NEON Communications, Inc., a Delaware corporation (the "Company"), and any Parent or Subsidiary thereof and the interests of the Company's stockholders by providing an opportunity for non-employee directors of the Company or any Parent or Subsidiary thereof to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such directors and to encourage them to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" to acquire the Common Stock of the Company.

         Section 2. DEFINITIONS. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context:

                 2.1. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                 2.2. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                 2.3. "COMMITTEE" shall mean the committee of the Board of Directors referred to in Section 5 hereof, provided, that if no such committee is appointed by the Board of Directors, the Board of Directors shall have all of the authority and obligations of the Committee under the Plan.

                 2.4. "COMMON STOCK" shall mean the Common Stock $0.001 par value, of the Company.

                 2.5. "COMPANY" has the meaning set forth in Section 1.

                 2.6. "OPTION" shall mean an Option to purchase shares of Common Stock granted to a Participant pursuant to the Plan, which option shall be a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto.

                 2.7. "OPTION SHARES" shall mean shares of Common Stock issued or issuable upon exercise of an Option.

                 2.8. "PARTICIPANT" shall mean any non-employee director to whom an Option is granted under the Plan.

                 2.9. "PARENT" of the Company shall have the meaning of "parent corporation" set forth in Section 424(e) of the Code.

                 2.10. "PLAN" has the meaning set forth in Section 1.

                 2.11. "SUBSIDIARY" of the Company shall have the meaning of "subsidiary corporation" set forth in Section 424(f) of the Code.

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         Section 3. ELIGIBILITY. Options may be granted under the Plan to any member of the Board of Directors of the Company or any Parent or Subsidiary thereof who is not an employee of the Company or any Parent or Subsidiary thereof on the date the Option is granted.

         Section 4. COMMON STOCK SUBJECT TO THE PLAN.

                 4.1. NUMBER OF SHARES. The total number of shares of Common Stock authorized for issuance under the Plan shall be 125,000 shares of Common Stock (subject to adjustment as provided in Section 7 hereof).

                 4.2. REISSUANCE. The shares of Common Stock that may be granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock, as the Committee may determine. In the event that any outstanding Option expires or is terminated or forfeited for any reason, the shares of Common Stock allocable to the unexercised, terminated, or forfeited portion of such Option may again be available for issuance under the Plan. If any Option Shares shall have been repurchased by the Company, then such shares may again be available for issuance under the Plan. In the event that shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for an Option, the number of shares of Common Stock available for future grants pursuant to this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Option.

         Section 5. ADMINISTRATION OF THE PLAN.

                 5.1. ADMINISTRATION. Subject to the proviso in Section 2.3 hereof, the Plan shall be administered by a committee of the Board of Directors (the "Committee") established by the Board of Directors. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. To the extent deemed necessary or appropriate by the Board of Directors or the Committee, the Committee may be limited to specified members for purposes of complying with applicable provisions of the Code, securities laws, or the rules of any exchange on which the Common Stock is traded.

                 5.2. GRANT OF OPTIONS. The Committee shall have the sole authority and discretion under the Plan (i) to select the directors who are to be granted Options hereunder; (ii) to establish the number of shares of Common Stock that may be subject to each Option; (iii) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (iv) to determine the amount (not less than the par value per share) and the form of the consideration that may be used to purchase Option Shares (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by the Participant may be used by the Participant to exercise an Option); (v) to impose restrictions and/or conditions with respect to Option Shares; (vi) to determine the circumstances under which Option Shares may be subject to repurchase by the Company; (vii) to determine the circumstances and conditions subject to which Option Shares may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of Option Shares may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (viii) to establish a vesting provision for any Option relating to the time when (or the circumstances under which) the Option may be exercised by a


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Participant, including, without limitation, vesting provisions that may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (ix) to accelerate the time when outstanding Options may be exercised; and (x) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

                 5.3. INTERPRETATION. The Committee shall be authorized to interpret the Plan in its discretion and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

                 5.4. FINALITY. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final and conclusive upon all parties.

                 5.5. EXPENSES, ETC. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuation of any such persons. No member of the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

         Section 6. TERMS AND CONDITIONS OF OPTIONS.

                 6.1. The following general terms shall apply to all Options unless otherwise approved by the Committee in writing:

                 (a) Options may not be assigned, transferred, pledged or otherwise transferred, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and during a Participant's lifetime an Option shall be exercisable only by the Participant.

                 (b) In the event a Participant's membership on the Board of the Company or any Parent or Subsidiary of the Company shall terminate for any reason other than by reason of the Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Option held by such Participant at that time may only be exercised within three months after the date on which the Participant ceased to be a director, and only to the extent that the Participant could have otherwise exercised such Option as of the date on which he ceased to be a director.

                 (c) In the event a Participant shall cease to be a director of the Company or any Parent or Subsidiary of the Company by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be a director, and only to the extent that the Participant could have otherwise exercised such Option as of the date on which he ceased to be a director.

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                 (d) In the event a Participant shall die while a director of the Company or a Parent or Subsidiary of the Company (or within a period of three months after ceasing to be a director for any reason other than his "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of one year after ceasing to be a director by reason of such "disability"), the unexercised portion of any Option held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such Option at the time of his death. In such event, such Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance.

                 (e) To the extent that the Company (or any Parent or Subsidiary thereof )is required to withhold any federal, state or local taxes in respect of any compensation income realized by any Participant in respect of an Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of an Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

                 (f) For an exercise of an Option to be effective, the Company must receive from the Participant:

                          (i) a written notice directed to the Chief Financial
                 Officer of the Company, signed by the Participant and stating the Option's grant date and the number of whole Option Shares the Participant wishes to purchase; and

                          (ii) payment of the Option exercise price either (w)
                 by check made payable to the Company; (x) by the transfer to the Company of Common Stock having a fair market value (as determined by the Committee) equal to the exercise price of the Option Shares being purchased; (y) by means of a so-called cash-less exercise; or (z) by such other means as the Committee shall permit from time to time.

                 (g) The Participant will not have rights as a shareholder of the Company with respect to any Option Shares until a certificate representing the shares has been issued and delivered.

                 6.2. ADDITIONAL TERMS. The Option shall be subject to additional terms and conditions which shall be set forth in a written option agreement between the Company and the Participant that includes the name of the Participant, Option grant date, number of Option Shares, Option exercise price, Option expiration date, vesting schedule (if any), and such other terms and conditions as may be approved by the Committee and specified therein.

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         Section 7. ADJUSTMENTS.

                 (a) In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of any other entity in each such case (x) without receiving compensation therefor in money, services or property and (y) through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares, declaration of any dividends payable in Common Stock, or any similar event, the Committee in good faith shall, subject to the provisions of
Section 7(c) below if the circumstances therein specified are applicable, appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share); provided, however, that the number of shares of Common Stock for which Options may be granted under the Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

                 (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, subject to the provisions of Section 7(c) below if the circumstances therein specified are applicable, each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the Option agreement governing such Option and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including, without limitation, cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

                 (c) Notwithstanding Sections 7(a) or (b) hereof, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of all or substantially all of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board of Directors may, in its sole discretion, cancel any outstanding Options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "Option Shares") that, as of the date of the consummation of such Acquisition, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such Acquisition exceeds (2) the option price applicable to such Option Shares.

         Section 8. EFFECT OF THE PLAN ON DIRECTOR RELATIONSHIP. Neither the Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue as a member of the Board of Directors of the Company or any Subsidiary or Parent thereof.

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         Section 9. AMENDMENT OF THE PLAN. The Board of Directors may amend the
Plan from time to time as it deems desirable; provided, however, that without the approval of the holders of a majority of the outstanding capital stock of the Company entitled to vote thereon or consent thereto, the Board of Directors may not amend the Plan to increase (except for increases due to adjustments in accordance with Section 7 hereof) the aggregate number of shares of Common Stock for which Options may be granted hereunder.

         Section 10. TERMINATION OF THE PLAN. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         Section 11. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of October 23, 2003.

         Section 12. COMPLIANCE WITH SECURITIES AND OTHER LAWS. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of such shares thereunder, such shares may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

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